Scout Mid Cap Fund (Prospectus Summary) | Scout Mid Cap Fund
Scout Mid Cap Fund

Scout Investments

Scout Mid Cap Fund

Scout Small Cap Fund

Supplement dated December 1, 2014 to the Prospectus dated October 31, 2014

The purpose of this supplement is to update the Prospectus regarding adjustments to the definition of “mid cap equity securities” for purposes of the 80% investment policy of the Scout Mid Cap Fund (the “Mid Cap Fund”) and the definition of “small cap companies” for purposes of the 80% investment policy of the Scout Small Cap Fund (the “Small Cap Fund”).

Effective February 1, 2015, the following changes are made to the Prospectus:

Principal Investment Strategies

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the Fund’s Board of Trustees (the “Board”) may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the “Index”) at the time of purchase. As of December 1, 2014, the market capitalization range for the Index was approximately $1.04 billion to $35.7 billion.  The Fund maintains a portfolio of investments diversified across companies and economic sectors.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.